UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CROFT FUNDS CORPORATION
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Croft Funds Shareholder,

As management of Croft Leominster, Inc., investment adviser to the Croft Funds, we ask that you exercise your voting rights as shareholders of the Fund to help us complete two vital efforts. First, we ask that you vote to approve a proposed change in the ownership of Croft Leominster, Inc. The Croft family members will still own the firm, but in different proportions. Second, we ask you to elect three Directors to the Funds' Board of Directors. We hope that you will take this opportunity to vote in favor of these proposals using the enclosed proxy materials, and encourage you to contact your financial advisor for guidance on this matter.

VOTING IS IMPORTANT AND EASY—BY TELEPHONE, INTERNET OR MAIL—AND IT
WILL ONLY TAKE A FEW MINUTES OF YOUR TIME.

The proposed change in ownership is happening among the Croft family and will not impact day-to-day operations of the Fund.

•  This will allow Croft Leominster to continue to operate without any outside influences.

•  It will allow the Funds to continue to be managed under the same investment strategies and portfolio managers.

•  It will provide continuity of investment management allowing Croft Leominster to maintain its focus on long term performance.

We believe that electing the four nominees to the Board of Directors will provide shareholders with several important benefits:

•  An expanded Board will provide new and valuable perspectives to the operations and future direction of the Funds.

•  It will allow management to operate under the same sound philosophies as always.

•  It will help the Board to maintain its independence and objectivity.

YOUR VOTE IS EXTREMELY IMPORTANT TO US, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE URGE YOU TO VOTE AS SOON AS POSSIBLE. PLEASE REFER TO THE ENCLOSED PROXY CARD FOR SPECIFIC INSTRUCTIONS ON HOW TO PLACE YOUR VOTE BY MAIL, TELEPHONE OR ON THE INTERNET. IF YOU HAVE ANY QUESTIONS, PLEASE CALL US TOLL-FREE AT 1-800-551-0990.

We thank you for investing with us, and cannot stress enough the importance of exercising your vote so that we can continue providing the same high quality investment services.

Sincerely,

L. Gordon Croft Co-founder Portfolio Manager	Kent G. Croft President, Co-founder Portfolio Manager	Russell G. Croft Vice President Portfolio Manager

Canton House • 300 Water Street, 4th Floor • Baltimore, Maryland 21202-3322
800.551.0990 • FAX 410.576.8232 • www.croftfunds.com

Croft Funds Corporation

Canton House, 300 Water Street

Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 16, 2010

Dear Shareholders:

The Board of Directors of the Croft Funds Corporation, an open-end management investment company organized as a Maryland corporation, has called a special meeting of the shareholders of the Croft Value Fund and the Croft Income Fund, to be held at the offices of the Corporation’s transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Broadview Heights, Ohio 44147 on August 16, 2010 at 3:00 p.m., Eastern Daylight Time, for the following purposes:

1.     To approve a new Investment Management Agreement with Croft-Leominster, Inc., the Funds’ current adviser.  No fee increase is proposed.

2.     To elect Directors to the Board of Directors of the Corporation.

3.     To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 27, 2010 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 16, 2010.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Management Agreement) and Proxy Voting Ballot are available at

www.proxyonline.com/docs/croft.pdf.

By Order of the Board of Directors

Kent Croft, President
May 28, 2010

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call (877) 283-0317.

Croft Funds Corporation

with its principal offices at

Canton House, 300 Water Street

Baltimore, Maryland 21202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 16, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of Croft Funds Corporation (the “Corporation”) on behalf of the Croft Value Fund (the “Value Fund”) and the Croft Income Fund (the “Income Fund” and together with the Value Fund, each a “Fund,” collectively the “Funds”), for use at the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at the offices of the Corporation’s transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Broadview Heights, Ohio 44147 on August 16, 2010 at 3:00 p.m, Eastern Daylight Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about June 2, 2010.

The Meeting has been called by the Board of Directors of the Corporation for the following purposes:

Proposal	Fund Shareholders Voting on Proposal
Proposal 1 — Approval of a new Management Agreement between the Corporation and Croft-Leominster, Inc. (“Croft-Leominster”)	Value Fund and Income Fund
Proposal 2 — Election of three new Directors, and one incumbent Director, to the Board of Directors	Value Fund and Income Fund

The Meeting has also been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof.  Only shareholders of record at the close of business on May 27, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Phil Vong, Treasurer, Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202 or by calling 1-800-551-0990.

PROPOSAL I

APPROVAL OF A NEW MANAGEMENT AGREEMENT

BETWEEN THE CORPORATION AND CROFT LEOMINSTER, INC.

Background

Croft-Leominster has served as the Funds’ investment advisor since the Funds commenced operations in 1994.  Currently, L. Gordon Croft owns approximately 60%, Kent Croft owns approximately 20% and G. Russell Croft owns approximately 20% of Croft-Leominster’s outstanding voting shares.  Subject to shareholder approval, L. Gordon Croft will redeem his 60% interest in Croft-Leominster, and Kent and G. Russell Croft will each own 50% of Croft-Leominster’s outstanding voting shares.  This proposed restructuring will not affect the day-to-day operations of Croft-Leominster.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a change of control of an investment adviser causes the management agreement to be “assigned.”  The 1940 Act further provides that a management agreement will automatically terminate in the event of its assignment.  The transaction described above will result in a “change in control” of Croft-Leominster for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the current management agreement.

The 1940 Act requires that management agreements be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed a new management agreement between the Corporation, on behalf of the Funds, and Croft-Leominster (the “New Management Agreement”).

Approval of the New Management Agreement will not raise the fees paid by the Funds or the shareholders of the Funds.  The New Management Agreement is similar in all material respects to the Current Management Agreement (as hereinafter defined).  The effective date of the New Management Agreement will be the date shareholders of the Funds approve the New Management Agreement.

Subject to shareholder approval, the Board of Directors of the Corporation approved, at a meeting of the Board held on May 17, 2010 (the “Board Meeting”), the New Management Agreement for the Funds.  The primary purpose of this proposal is to allow Croft-Leominster to continue to serve as the investment adviser to the Funds.

The New Management Agreement

Under the terms of the existing management agreement (the “Current Management Agreement”), subject to such policies as the Directors may determine, Croft-Leominster, at its expense, continuously furnishes an investment program for the Funds, makes investment decisions on behalf of the Funds and places all orders for the purchase and sale of portfolio securities, subject always to applicable investment objectives, policies and restrictions.  Pursuant to the Current Management Agreement, Croft-Leominster is entitled to receive an annual fee, based on average daily net assets, equal to 0.94% from the Value Fund and 0.79% from the Income Fund.

Subject to shareholder approval, the Corporation will enter into the New Management Agreement with Croft-Leominster.  The terms and conditions of the New Management Agreement are identical in all material respects to those of the Current Management Agreement except that the date of its execution, effectiveness, and termination are changed.  If the New Management Agreement with Croft-Leominster is not approved, Mr. L. Gordon will not redeem his 60% interest in Croft-Leominster and the Board of Directors and Croft-Leominster will consider other options.

The New Management Agreement will become effective upon approval by the shareholders of both Funds.  The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Directors at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Corporation.  The New Management Agreement automatically terminates on assignment, and is terminable upon notice by the Funds.  In addition, the New Management Agreement may be terminated on not more than 60 days’ notice by Croft-Leominster given to the Funds.  In the event Croft-Leominster ceases to manage the Funds, the right of the Funds to use the identifying name of “Croft-Leominster” or “Croft” may be withdrawn.

The New Management Agreement, like the Current Management Agreement, provides that Croft-Leominster shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning Croft-Leominster, Inc.

Croft-Leominster is located at Canton House, 300 Water Street, Baltimore, Maryland 21202.  The names, addresses and principal occupations of the principal executive officers and each director of Croft-Leominster are set forth below:

Name:	Title:	Address:	Principal Occupation:
Kent G. Croft	President, Director and Chief Compliance Officer	Canton House, 300 Water Street, Baltimore, Maryland 21202	President, Croft-Leominster
G. Russell Croft	Vice President	Canton House, 300 Water Street, Baltimore, Maryland 21202	Vice President, Croft-Leominster
L. Gordon Croft	Vice President and Director	Canton House, 300 Water Street, Baltimore, Maryland 21202	Vice President, Croft-Leominster

As of May 27, 2010, L. Gordon Croft owns approximately 60%, Kent Croft owns approximately 20% and Russell Croft owns approximately 20% of Croft-Leominster’s outstanding voting shares.  No other person owned 10% or more of Croft-Leominster’s outstanding voting shares as of May 27, 2010.

Evaluation By The Board Of Directors

At the Board Meeting, the Board, including the Independent Directors, deliberated whether to approve the New Management Agreement with Croft-Leominster.  In determining to approve the New Management Agreement, the Directors considered written materials provided by Croft-Leominster (the “Report”) that had been requested on their behalf by Fund counsel and included in the Board meeting materials.  The following summarizes the Directors’ review process and the information on which their conclusions were based:

As to the nature, extent and quality of the services provided by Croft-Leominster, the Directors reviewed information provided in the Report regarding Croft-Leominster’s business operations and personnel.  The Directors also reviewed certifications from Croft-Leominster regarding compliance with Croft-Leominster’s code of ethics.  The Report requested information regarding recent regulatory action or outstanding litigation, of which the Directors noted there were none.  The Directors then reviewed Croft-Leominster’s Form ADV, which described the educational and professional background of Croft-Leominster’s investment personnel, reviewed Croft-Leominster’s Profit and Loss Statement and Balance Sheet as of December 31, 2009, and discussed Croft-Leominster’s financial condition. The Directors discussed the terms of the Management Agreement, and concluded that the nature and extent of services required of Croft-Leominster were reasonable and consistent with the Board’s expectations.   The Directors concluded that Croft-Leominster has the resources to provide high quality advisory services to the Funds.  The Board then discussed various criteria in evaluating Croft-Leominster, including performance, fees, service, the lack of excessive profitability, and the opportunities for economies of scale.

As to the investment performance of the Funds, the Directors reviewed information provided in the Report regarding each Fund’s performance as of April 30, 2010 for various periods since inception, as compared to each Fund’s benchmark index.  The Board also reviewed the performance of the Value Fund and the Income Fund as compared to a group of similar mutual funds (each a “Peer Group,” together, the “Peer Groups”) that includes all funds of similar strategy and size with at least a five-year track record and for which all relevant information was available on the database.  The Board noted that the Value Fund had outperformed its benchmark index, the S&P 500 Index, and the Peer Group’s average returns for the 1-, 3-, 5-year and since inception periods.   With respect to the Income Fund, the Board noted that the Fund had outperformed its benchmark index, the Barclays Capital Intermediate U.S. Government/Credit Index, for the 1-year and since inception periods, but had trailed the benchmark for the 3-, 5- and 10-year periods.  Additionally, the Board noted that the Income Fund had outperformed the Peer Group’s average returns for the 1-, 3- and 5-year periods.  It was the consensus of the Directors that Croft-Leominster had continued to perform well in the area of portfolio management for the Funds relative to their respective Peer Groups and indices.

As to the cost of the services provided by Croft-Leominster, the Directors reviewed information in the Report, including information regarding salaries, overhead and other expenses of Croft-Leominster.  The Directors reviewed the fees charged by Croft-Leominster to each Fund as compared to the funds each Fund’s respective Peer Group and relative to the fees charged by Croft-Leominster to its other clients, and the Board discussed the reasonableness of Croft-Leominster’s fees.  The Board noted that the advisory fee paid to Croft-Leominster for each of the Funds was below the average advisory fee for each Fund’s Peer Group and in line with Croft-Leominster’s fees for its other clients.  The Directors also noted the reasonableness of the total expense ratio of each of the Funds, noting in particular that the Funds’ respective expense ratios were lower than their Peer Group averages.  The Directors also discussed the fact that the expense ratios for the Funds continue to decrease with the Funds’ recent growth and that such growth benefited the Funds’ shareholders.  The Directors also noted that Croft-Leominster has a contractual fee cap agreement in place through August 30, 2010 that limits the total annual fund operating expenses (including 12b-1 fees) to 1.47% for the Value Fund and 1.10% for the Income Fund.  The Board also noted that Croft-Leominster has been waiving most of the management fee for the Income Fund and agreed that the total expense ratio was reasonable in light of the size of the Income Fund.  The Directors concluded that the fees paid to Croft-Leominster were reasonable.

As to Croft-Leominster’s profitability, the Directors reviewed the information in the Report regarding profitability, noting that Croft-Leominster’s operating margin for the current year as a percentage appeared to have increased over last year, but was not excessive when considered either as a dollar amount or percentage of the management fees.  The Directors further noted that past losses incurred by Croft-Leominster should be taken into account.  The Board also noted that Croft-Leominster has made investments from its profits in marketing the Fund and those investments have benefited shareholders. Overall, following discussion, the Directors concluded that Croft-Leominster’s profitability was not excessive.  As for economies of scale and whether fee levels reflect those economies of scale, these were not factors considered relevant by the Board because of the small size of the Funds.  However, the Board noted that Croft-Leominster would consider passing on economies of scale to shareholders in the future.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the proposed New Management Agreement is in the best interests of the Value Fund and the Income Fund and their respective shareholders.  Accordingly, the Board of Directors, by separate vote of the Independent Directors and the entire Board of Directors, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Directors of the Corporation, including the Independent Directors, unanimously recommends that shareholders of both Funds vote “FOR” approval of the New Management Agreement.

PROPOSAL II

ELECTION OF DIRECTORS

In this proposal, shareholders of both Funds are being asked to elect Benjamin R. Civiletti, G. Russell Croft, Jay McLaughlin and Steven Tamasi (each a “Nominee,” together the “Nominees”) to the Board of Directors of the Corporation.  Each Nominee has agreed to serve on the Board of Directors for an indefinite term.

The Board of Directors currently consists of Kent G. Croft, George D. Edwards, II, and Charles Jay McLaughlin.  After over 14 years of service to the Corporation, Mr. Edwards has indicated his desire to retire from the Board.  Mr. Kent G. Croft and Mr. McLaughlin have agreed to continue to serve on the Board of Directors.

Mr. McLaughlin was appointed to that position by the Board in 1999.  The 1940 Act requires a certain percentage of the directors to have been elected by shareholders before the Board can appoint any new director.  To make it easier to satisfy this requirement in the future, the Board of Directors now proposes to have shareholders of the Funds elect Mr. McLaughlin to his current position.  Mr. McLaughlin was nominated by Mr. Edwards.

In order to fill the vacancy that will be created by Mr. Edwards’ retirement, and to further enhance the strength of the Board, the Board voted to increase the size of the Board to five, and Mr. Edwards and Mr. McLaughlin have nominated three additional persons to serve along with Mr. Kent Croft and Mr. McLaughlin.  Messrs. Civiletti, G. Russell Croft and Tamasi were nominated for election by Mr. Edwards and Mr. McLaughlin, both incumbent Directors, each of whom is not an “interested person” of the Corporation as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Directors”).  Messrs. Civiletti, G. Russell Croft and Tamasi were recommended to the Independent Directors for nomination by Mr. Kent Croft.  If elected, Messrs. Civiletti and Tamasi will be considered to be Independent Directors and Mr. G. Russell Croft will be considered an “interested person” of the Corporation because he is an officer of the Corporation.  In addition, Mr. G. Russell Croft may be deemed to be an “interested person” of the Corporation because he is an officer of Croft-Leominster.  If Messrs. Civiletti, G. Russell Croft and Tamasi are elected, Mr. Edwards will resign from the Board.

The Independent Directors approved the nominations of Messrs. Civiletti, G. Russell Croft, McLaughlin and Tamasi at a meeting held on May 17, 2010.  Having been previously appointed to the Board by the Directors, Mr. McLaughlin will continue in his current capacity whether or not elected by the shareholders.  If elected, Messrs. Civiletti, G. Russell Croft and Tamasi will assume office on or about August 16, 2010.

Information about the Nominees and Incumbent Directors

Information about each Nominee for Director, including his address, age, principal occupation during the past five years, and other current directorships, is set forth in the following table:

Name, Address and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Corporation Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director During the Past 5 Years

Benjamin R. Civiletti Age: 74	Director Nominee	N/A	Past Chairman and Partner, Venable LLP (law firm) (2006-2009); Attorney at Venable (2010 to present)	N/A	MBNA Corporation (bank holding company) from April 1993 until January 2006.

G. Russell Croft Age: 36	Director Nominee	N/A	Vice President and Portfolio Manager, Croft-Leominster, Inc. since 2001.	N/A	None

Charles Jay McLaughlin Age: 47	Director of the Corporation	10 years	President, Orion Safety Products since January 1999; Attorney, Openheimer, Wolff & Donnelly (law firm) 1989 to 1995.	2	Orion Safety Products

Steven Tamasi Age: 47	Director Nominee	N/A	Chief Executive Officer of Boston Centerless, Inc. (supplier of precision ground bar materials and grinding services) since 1998.	N/A	Founder and Advisory Board member for the E-Team Machinist Training Program

The following tables provide information regarding the incumbent Directors, as well as the officers of the Corporation that are not Nominees.

Incumbent Independent Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Corporation Overseen by Incumbent Director	Other Directorships Held by Incumbent Director During the Past 5 Years

George D. Edwards, II Age: 72	Director (and Chairman) of the Corporation	14 years (Chairman 10 years)	Past Chairman of the Board of the Omega Organization Inc., a financial services consulting firm, from 1995-2003; President and Chief Executive Officer, Hottman Edwards Advertising, Inc., 1971 to 1995.	2	None

(1) The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

Incumbent Interested Director and Corporation Officers

Name, Address(1) and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Corporation Overseen by Incumbent Director	Other Directorships Held by Incumbent Director During the Past 5 Years

Kent G. Croft(2) Age: 46	Director, President, CCO, and Secretary of the Corporation	14 years	President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School

Phillip Vong Age: 34	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation	5 Years	Employee of Croft-Leominster, Inc. since 1997.	N/A	N/A

L. Gordon Croft(2) Age: 77	Vice President of the Corporation.	14 years	Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	N/A	N/A

(1) The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

(2) Directors serve on the Board of Directors for an indefinite term.  The term of office of each officer is until the successor is elected.

(3) L. Gordon Croft is the father of Kent G. Croft and Russell G. Croft.  They are “interested persons” of the Corporation because they are officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of Croft-Leominster.

The following table sets forth the aggregate dollar range of equity securities owned by the Nominees and each incumbent Director of the Corporation as of April 30, 2010.

	Dollar Range of Equity Securities in the Croft Value Fund	Dollar Range of Equity Securities in the Croft Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Director or Nominee in Family of Investment Companies

Kent G. Croft	Over $100,000	Over $100,000	Over $100,000
George D. Edwards, II	$10,001-$50,000	None	$1- $10,000
Charles Jay McLaughlin	$50,001-$100,000	None	$1- $10,000
Benjamin R. Civiletti	$1-10,000	None	$1- $10,000
G. Russell Croft	Over 100,000	Over $100,000	Over $100,000
Steven Tamasi	None	None	None

Corporate Governance

The Corporation is led by George D. Edwards, II, an Independent Director who has served as the Chairman of the Board since 1999.  The Board of Directors is comprised of Mr. Edwards and Charles Jay McLaughlin, each an independent Director, and Mr. Kent Croft, an interested person by virtue of his employment with Croft-Leominster.  Under the Corporation’s bylaws and governance guidelines, the Chairman of the Board presides at all meetings of the Board and has such other powers and duties as may be prescribed by the Board or as provided in the Articles of Incorporation or the bylaws.

The Corporation has separate roles for the President of the Corporation and Chairman of the Board because the Directors believe that a Chairman that is not part of the management team can bring a unique and independent perspective to the Board and enhance a culture where critical assessment and open dialogue among the Board members is encouraged.  The Board members believe that the Corporation’s leadership structure consisting of an Independent Chairperson, together with the Audit Committee and the full Board of Directors, is suitable for the Corporation based on the fact that: (i) the Audit Committee supports the Independent Directors in acting independently in pursuing the best interests of the Funds and their shareholders, facilitates the timely and efficient consideration of all matters of importance to Independent Directors, the Fund, and Fund shareholders and facilitates compliance with legal and regulatory requirements; and (ii) as mentioned above, the Chairperson sets a tone for the Board of independence in its oversight of management.

The Board has a standing independent Audit committee.  The members of the Audit Committee meet regularly with the Corporation’s Chief Compliance Officer.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives reports from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial reporting risk to be within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Independent Auditor has open access to the Audit Committee members.

Information About Incumbent Directors’ (Not Including Nominees) Experience, Qualifications, Attributes and Skills to Serve on the Board

Mr. George Edwards, Independent Director (and Chairman) who will resign if the Nominees are elected, was a past Chairman of the Board of the Omega Organization Inc., a financial services consulting firm, from 1995 to 2003.  Mr. Edwards business experience also includes service as President and Chief Executive Officer of Hottman Edwards Advertising, Inc. from 1971 to 1995.  Mr. Edwards’ experience in the financial services industry and as an executive makes him well qualified to serve on the Board.

Mr. Kent G. Croft, Interested Director, holds an A.B. degree (1985) from Dartmouth College.   In 1989, he founded Croft-Leominster, Inc. with Mr. L. Gordon Croft.  Mr. Kent Croft along with his father, Mr. L. Gordon Croft, have been portfolio managers for each Fund since its inception. Mr. Kent Croft is a former board member for the Baltimore Securities Analysts Society and is a member of the Charter Financial Analyst Institute. From 1988 to 1989, Mr. Kent Croft was Vice President, Real Estate Investments for Bryans Road Corp.  From 1985 through

May 1988, Mr. Kent Croft was employed as a manager in the equity department at Salomon Brothers, Inc., New York.  Lastly, he is Financial Industry Regulatory Authority and New York Stock Exchange registered and completed work at Harvard University’s Kennedy School of Government in behavioral finance.  Mr. Kent Croft’s extensive experience in the investment management industry makes him well qualified to serve on the Board.

Information About Nominees’ Experience, Qualifications, Attributes and Skills to Serve on the Board

Mr. Benjamin R. Civiletti, Director Nominee, is a senior lawyer at the law firm of Venable LLP, specializing in commercial litigation and internal investigations. He is also a member of the Independent Review Board, which addresses allegations of corruption and mafia infiltration in the Teamsters Union.  Mr. Civiletti served as the United States Attorney General from 1979 to 1981.  He received a bachelor’s degree in psychology from Johns Hopkins University and a Juris Doctor from the University of Maryland School of Law.  Mr. Civiletti has served as a member of the National Research Council Committee to Study National Cryptography Policy and as Chair of the Maryland Governor’s Commission on Welfare Policy. He has also served as a member of the Governor’s Task Force on Alternatives to Incarceration.  In community-related areas, Mr. Civiletti’s service includes former membership on the Legal Aid Bureau, Inc.’s board and Chair of GBMC Healthcare, Inc. (retired). In the legal publications field, he was a member of the Lexis-Nexis/Martindale-Hubbell Legal Advisory Board and a member of Matthew Bender & Company, Inc.’s, board of editors of the Federal Litigation Guide Reporter. Mr. Civiletti has also served as chair or member on a number of task forces under several Maryland governors, including task forces on Funding of Public Education, Drug Abuse and Funding of the Arts.  Mr. Civiletti’s extensive business, legal and investigative experience makes him well qualified to serve on the Board.

Mr. Russell G. Croft, Director Nominee, has been a portfolio manager for each Fund since 2006.  Before coming to Croft-Leominster, Inc. in 1997, Mr. Russell G. Croft gained experience working for Gabelli & Company, an investment advisory firm in New York.  Mr. Russell Croft holds a B.A. degree (1996) from Washington and Lee University and obtained his M.B.A. (1998) from the University of London.  Mr. Russell G. Croft’s extensive experience in the investment management industry makes him well qualified to serve on the Board.

Mr. Jay McLaughlin, Independent Director, currently serves as the President and Chief Executive Officer of Orion Safety Products, a manufacturer and distributor of emergency distress signals for the outdoor, automotive and marine markets.  He has held this position since 1998.  Mr. McLaughlin served as Orion’s Vice President of marine products from 1996 until being named to his current role.  He practiced corporate and securities law with the firm of Oppenheimer Wolff & Donnelly in Minneapolis, Minnesota from 1989 through 1995. Mr. McLaughlin is a 1981 graduate of Phillips Andover Academy, a 1985 graduate of Dartmouth College and a 1989 Graduate of Georgetown University School of Law.  Mr. McLaughlin currently serves on the Advisory Board to the Talbot County Department of Parks & Recreation.  He is a charter member of the Optimist Club in Talbot County and previously served on the Advisory Board to the Talbot County Department of Social Services.  Mr. McLaughlin’s combined experience in the practice of law, the business community as well as service on advisory boards makes him well qualified to serve on the Board.

Mr. Steven Tamasi, Director Nominee, has over 20 years of experience in the manufacturing and distribution industries.  He has served as Chief Executive Officer of Boston Centerless, Inc. since 1998.  In this capacity he is responsible for the strategic direction and visionary leadership for multi-plant precision manufacturing and distribution operation.  Mr. Tamasi’s business experience also includes serving as Sales & Applications Engineer of Agathon AG / Agathon Machine Tools, Inc. from 1985 to 1987.  Mr. Tamasi holds a B.S. in Operations Research & Industrial Engineering from Cornell University and is a graduate of the Owner President Management Program at Harvard Business School.  Mr. Tamasi has over fifteen years of active leadership in improving and expanding educational efforts for precision machining at both the local and national level.  Mr. Tamasi’s board and community involvement experience includes serving as Education Team Leader for the National Tooling and Machining Association, Founder and Advisory Board member for the E-Team Machinist Training Program, sponsor of SkillsUSA Massachusetts State competition for Precision Machining and sponsor and mentor of Winchester, MA High School Robotics club.  Mr. Tamasi’s educational background and extensive business experience make him well qualified to serve on the Board.

Director and Officer Compensation

Each Director who is not an “interested person” of the Corporation receives an annual fee of $2,500 for his service on the Board.  This expense is allocated equally between the Funds.  Croft-Leominster pays the salaries and expenses of each Director and officer who is also an officer or employee of Croft-Leominster.  Mr. Russell Croft and Mr. Kent G. Croft, as shareholders and officers of Croft-Leominster, benefit from the management fees paid by the Funds.

The following table sets forth information regarding compensation of Directors by the Corporation for the fiscal year ended April 30, 2010.

Name and Position	Aggregate Compensation from the Funds for Service to the Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors by the Funds for Service to Corporation and Corporation Complex (1)

Charles Jay McLaughlin	$2,500	None	None	$2,500

George D. Edwards, II	$2,500	None	None	$2,500

Kent Croft	None	None	None	None

(1) The “Fund Complex” consists of the Croft Value Fund and the Croft Income Fund.

Standing Committees

The Corporation’s audit committee consists of George Edwards and Charles McLaughlin.  The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund’s independent auditors and the full Board of Directors.   The audit committee met twice during the fiscal year ended April 30, 2010.

Accordingly, the Board of Directors of the Corporation, including the Independent  Directors, unanimously  recommends that shareholders of both Funds vote “FOR” the election of the nominees to the Board of Directors.

OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of Croft Funds Corporation, an open-end investment management company incorporated in Maryland on July 20, 1994.  The Corporation’s principal executive offices are located at offices at Canton House, 300 Water Street, Baltimore, Maryland 21202. The Board of Directors supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The Funds currently retain Croft-Leominster, Inc., Canton House, 300 Water Street, Baltimore, Maryland 21202, as Fund manager and investment advisor.  The Funds also retain Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, to act as the Funds’ transfer agent and fund accountant.

THE PROXY

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed Investment Management Agreement, for the election of each nominee to the Board of Directors, and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Corporation did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Corporation revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Croft Funds Corporation	Shares
Croft Value Fund	14,593,992.265

Croft Income Fund	1,516,909.933

All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on Proposals 1 and 2.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Management Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a class means the vote of (1) 67% or more of the voting shares of the class present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the class, whichever is less.  Election of the Nominees requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exits.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Funds represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Management Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.  Because Directors are elected by a plurality, non-votes and abstentions will have no effect.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Corporation, there were no Directors, Nominees or officers of the Corporation who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date, except those listed in the table below:

Name and address of beneficial owner	Fund	Amount and nature of beneficial ownership		Percent of the Fund’s shares
L. Gordon Croft	Croft Income Fund	191,464.853	(1)	12.62	%(1)
	Croft Value Fund	353,054.711	(1)	2.42	%(1)
Kent Croft	Croft Income Fund	397,612.404	(1)	26.21	%(1)
	Croft Value Fund	516,720.658	(1)	3.54	%(1)
George Russell Croft	Croft Income Fund	379,740.408	(1)	25.03	%(1)
	Croft Value Fund	514,366.683	(1)	3.52	%(1)

(1) Each of the beneficial owners may be deemed to be the beneficial owner of certain shared accounts and trusts by virtue of their investment power or role as trustee, as applicable.  The number and percentage of shares listed for each of them includes all of the shares owned by such accounts.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a result, Kent Croft and George Russell Croft may each be deemed to control the Croft Income Fund.

As a group, the incumbent Directors, Nominees and officers of the Corporation owned 3.64% and 27.73% of the outstanding shares of the Value Fund and Income Fund, respectively, as of the Record Date.  As a result, the incumbent Directors, Nominees and officers as a group may be deemed to control the Income Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Corporation, there were no shareholders who were the beneficial owners of more than 5% of the outstanding shares of a Fund on the Record Date, except those listed in the table below:

Name and address of beneficial owner	Fund	Amount and nature of beneficial ownership		Percent of the Fund’s shares

L. Gordon Croft(1)	Croft Income Fund	191,464.853	(2)	12.62	%(2)
Kent Croft(1)	Croft Income Fund	397,612.404	(2), (3), (4)	26.21	%(2), (3), (4)
George Russell Croft(1)	Croft Income Fund	379,740.408	(2), (3), (4)	25.03	%(2), (3), (4)
Gordon Croft Limited Partnership(1)	Croft Income Fund	108,688.798		7.17%
Croft Deed of Trust(1)	Croft Income Fund	142,311.303		9.38%

(1) The address for each of L. Gordon Croft, Kent Croft, George Russell Croft, Gordon Croft Limited Partnership and Croft Deed of Trust is c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

(2) L. Gordon Croft, Kent Croft and George Russell Croft may each be deemed to be the beneficial owner of the shares owned by the Croft Deed of Trust. The number and percentage of shares listed for each of them includes all of the shares owned by the Croft Deed of Trust.

(3) Kent Croft and George Russell Croft may each be deemed to be the beneficial owner of the shares owned by the Gordon Croft Limited Partnership. The number and percentage of shares listed for each of them includes all of the shares owned by the Gordon Croft Limited Partnership.

(4) Kent Croft and George Russell Croft may each be deemed to be the beneficial owner of the shares owned by certain shared accounts and trusts by virtue of their investment power or role as trustee, as applicable. The number and percentage of shares listed for each of them includes all of the shares owned by such accounts.

As of the Record Date, the Corporation knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Corporation as whole.

SHAREHOLDER PROPOSALS

The Corporation has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Corporation’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Corporation’s proxy materials must be received by the Corporation within a reasonable time before the solicitation is made.  The fact that the Corporation receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Kent G. Croft, President, Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

COST OF SOLICITATION

The Board of Directors of the Corporation is making this solicitation of proxies.  The Corporation has engaged The Altman Group, a proxy solicitation firm, to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Croft-Leominster.  In addition to solicitation by mail, the Corporation will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and the Corporation will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Corporation and Croft-Leominster may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Corporation’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Corporation did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Corporation may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Corporation if you wish to receive a separate copy of the Proxy Statement, and the Corporation will promptly mail a copy to you.  You may also call or write to the Corporation if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Corporation at 1-800-551-0990, or write the Corporation at Canton House, 300 Water Street, Baltimore, Maryland 21202.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 16, 2010

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.proxyonline.com/docs/croft.pdf.

BY ORDER OF THE BOARD OF DIRECTORS

Kent G. Croft
President

Dated May 28, 2010

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (877) 283-0317.

Appendix A

MANAGEMENT AGREEMENT

AGREEMENT made as of                            between CROFT FUNDS CORPORATION, a Maryland corporation (herein called the “Corporation”), and CROFT-LEOMINSTER, INC., a Maryland corporation (the “Manager”).

WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Corporation desires to retain the Manager to furnish investment advisory services to the investment portfolios of the Corporation listed on SCHEDULE A hereto (each a “Fund” and collectively, the “Funds”),

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.             APPOINTMENT

The Corporation hereby appoints the Manager to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.             DELIVERY OF DOCUMENTS

The Corporation has furnished the Manager with copies properly certified or authenticated of each of the following:

(a)           the Corporation’s Articles of Incorporation, as filed with the Secretary of State of Maryland on July 20, 1994, and all amendments thereto or restatements thereof (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended or restated, are herein called the “Articles”);

(b)           the Corporation’s By-Laws and amendments thereto;

(c)           resolutions of the Corporation’s Board of Directors authorizing the appointment of the Manager and approving this Agreement;

(d)           the Corporation’s Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission (“SEC”) on July 20, 1994, and all amendments thereto;

(e)           the Corporation’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”), and under the 1940 Act, as filed with the SEC and all amendments thereto; and

(f)            the Corporation’s most recent prospectus and Statement of Additional Information for the Fund(s) (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”).

The Corporation will furnish the Manager from time to time with copies of all amendments of or supplements to the foregoing.

3.             MANAGEMENT

Subject to the direction and control of the Board of Directors of the Corporation, the Manager will provide general economic and financial analysis and advice to the Funds and provide a continuous investment program for the Funds, including investment research and management as to all securities and investments and cash equivalents in the Funds. More particularly, the Manager will: determine from time to time what securities and other investments will be purchased, retained, or sold by the Funds; furnish statistical and research data; and compile data for, prepare for execution by the Funds and file all the Funds’ federal and state tax returns and required tax filings other than those required to be made by the Funds’ custodian, administrator/transfer agent and/or distributor.

Subject to the provisions of the Articles and the 1940 Act, the Manager, at its expense, may select and contract with investment advisers (the “Sub-Advisers”) for one or more of the Funds. So long as any Sub-Adviser serves as Sub-Adviser to a Fund, it will be obligated to: (i) furnish continuously an investment program as to those assets of the Funds involved allocated by the Manager, (ii) in connection therewith, adhere to such guidelines as may be established by the Manager from time to time to ensure compliance with applicable investment objectives, policies and restrictions of the Corporation and the Funds and (iii) place all orders for the purchase and sale of investments. The Manager will be responsible for payment of all compensation to all Sub-Advisers.

The Manager further agrees that it:

(a)           will use the same skill and care in providing such services as it would use in providing services to fiduciary accounts if it had investment responsibilities for such accounts;

(b)           will conform with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Manager;

(c)           will not make loans to any person to purchase or carry units of beneficial interest in the Corporation or make loans to the Corporation;

(d)           will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with an underwriter, market maker, or broker or dealer. In placing orders with brokers and dealers, the Manager will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Manager may, in its discretion, purchase or sell portfolio securities to and from brokers and dealers who provide the Manager with research, advice and other services. In no instance will portfolio securities be purchased from or sold to the Manager or any Sub-Adviser, or any affiliated person of either the Corporation, the Manager, or any Sub-Adviser, except as may be permitted under the 1940 Act;

(e)           will treat confidentially and as proprietary information of the Corporation all records and other information relative to the Corporation, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Corporation, which approval shall not be unreasonably withheld and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Corporation; and

(g)           will direct its personnel, when making investment recommendations for the Corporation, not to inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Corporation’s accounts are customers of the Manager or of its subsidiaries or affiliates. In dealing with such customers, the Manager and its affiliates will not inquire or take into consideration whether securities of those customers are held by the Corporation.

4.             SERVICES TO OTHERS

The Corporation understands that the Manager may in the future act as an investment adviser to fiduciary and other managed accounts, and as investment adviser, general partner, sub-investment adviser, and/or administrator to other investment companies and securities partnerships.

The Corporation has no objection to the Manager’s acts in such capacities, provided that whenever one of the Funds and one or more other investment companies, partnerships or accounts advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Manager to be equitable to each company. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position that a Fund may obtain in a particular security. In addition, the Corporation understands that the persons employed by the Manager to assist in the Manager’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Manager or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

5.             BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records it maintains for the Corporation are the property of the Corporation and further agrees to surrender promptly to the Corporation any of such records upon the Corporation’s request and will require the same type of agreement from each Sub-Adviser. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.             EXPENSES

During the term of this Agreement, the Manager will pay all expenses incurred by it in providing general economic and financial analysis and advice to the Funds and in providing a continuous investment program for the Funds pursuant to Section 3 above, other than the cost of securities (including brokerage commissions, if any) purchased for the Corporation. The Manager will also pay all compensation of any person or persons employed by or associated with the Manager to assist in the performance of the Manager’s obligations under this Agreement, whether or not such person is also an officer or employee of the Corporation, and the Manager will not cause any obligation to be incurred on behalf of the Corporation in respect of any such compensation. Other expenses to be incurred in the operation of the Funds — including without limitation taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, shareholders, or employees of the Manager or any Sub-Adviser, SEC fees and state “blue sky” qualification fees, administration fees, costs of  performing the pricing of portfolio securities, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining the Corporation’s existence as a Maryland corporation, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders of the Funds, costs of shareholders’ and Directors’ reports and meetings and any extraordinary expenses — will be borne by the Funds; PROVIDED HOWEVER, that the Funds will not bear, directly or indirectly, the cost of any activity that is primarily intended to result in the distribution of shares of the Funds, except as permitted under the 1940 Act.

7.             COMPENSATION

For the services provided and the expenses assumed pursuant to this Agreement, the Corporation will pay the Manager, and the Manager will accept as full compensation therefor, an advisory fee, accrued daily and payable monthly, in accordance with SCHEDULE A hereto.

If in any fiscal year the aggregate expenses (as defined under the securities regulations of any state having jurisdiction over the Corporation) of a Fund exceed the expense limitations of any such state, the Manager will reimburse such Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by such Fund to the Manager hereunder to the aggregate fees otherwise payable by such Fund. The obligation of the Manager to reimburse a Fund hereunder is limited in any fiscal year to the amount of its fee hereunder from such Fund for such fiscal year, PROVIDED, HOWEVER, that, notwithstanding the foregoing, the Manager will reimburse each Fund for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Corporation so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

8.             LIMITATION OF LIABILITY

The Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9.             DURATION AND TERMINATION

This Agreement will become effective as to each Fund as of the date that the Fund commenced investment operations, provided that it has been approved by a vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for two years from the Fund’s commencement of investment operations.

Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to such Fund for successive periods of twelve months, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Corporation’s Board of Directors who are not parties to this Agreement or interested persons of the Corporation, the Manager, or any Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Corporation’s Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days’ written notice, without the payment of any penalty, by the Corporation (by vote of the Corporation’s Board of Directors or by vote of a majority of the outstanding voting securities of such Fund) or by the Manager. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning of such terms in the 1940 Act.)

10.          AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.          MISCELLANEOUS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of Maryland.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

CROFT FUNDS CORPORATION

By:

Name:

Title:

CROFT-LEOMINSTER, INC.

By:

Name:

Title:

Dated:  This            day of                 , 2010.

SCHEDULE A

FUNDS AND MANAGEMENT FEE SCHEDULE

Fund	Annual Fee
Croft-Leominster Value Fund	0.94%
Croft-Leominster Income Fund	0.79%

Dated this            day of                                 , 2010.

CROFT FUNDS CORPORATION

Canton House, 300 Water Street

Baltimore, Maryland 21202

Croft Value Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 16, 2010

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Gregory Getts and Robert Anastasi each the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Croft Funds Corporation (the “Corporation”) to be held at the offices of the transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Broadview Heights, Ohio 44147 on August 16, 2010 at 3:00 p.m., Eastern Daylight Time, and at any and all adjournments thereof, all shares of beneficial interest of the Croft Value Fund, on the proposals set forth regarding (i) the approval of a new investment management agreement between the Corporation and Croft-Leominster, Inc., (ii) the election of Directors and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED (i)  “FOR” THE MANAGEMENT AGREEMENT, (ii) “FOR” EACH NOMINEE AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Directors.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature of Joint Shareholder	Date

  FOLD HERE  PLEASE DO NOT TEAR

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment Management Agreement with Croft-Leominster, Inc.:	☐	☐	☐

	FOR	WITHHOLD
2. To elect the following four individuals as directors of Croft Funds Corporation:	☐	☐

1) Benjamin R. Civiletti,  2) G. Russell Croft,  3) Charles Jay McLaughlin,  4) Steven Tamasi

To withhold authority to vote for any individual nominee(s), check the “withhold” box and write the number assigned to such nominee here:

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.proxyonline.com/docs/croft.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:	CUSIP:

CROFT FUNDS CORPORATION

Canton House, 300 Water Street

Baltimore, Maryland 21202

Croft Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 16, 2010

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Gregory Getts and Robert Anastasi each the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Croft Funds Corporation (the “Corporation”) to be held at the offices of he transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Broadview Heights, Ohio 44147 on August 16, 2010 at 3:00 p.m., Eastern Daylight Time, and at any and all adjournments thereof, all shares of beneficial interest of the Croft Income Fund, on the proposals set forth regarding (i) the approval of a new investment management agreement between the Corporation and Croft-Leominster, Inc., (ii) changes to the Fund’s fundamental investment restrictions, (iii) the election of Directors and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED (i)  “FOR” THE MANAGEMENT AGREEMENT, (ii) “FOR” EACH NOMINEE AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature of Joint Shareholder	Date

  FOLD HERE PLEASE DO NOT TEAR

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment Management Agreement with Croft-Leominster, Inc.:	☐	☐	☐

	FOR	WITHHOLD
2. To elect the following four individuals as directors of Croft Funds Corporation:	☐	☐

1) Benjamin R. Civiletti, 2) G. Russell Croft, 3) Charles Jay McLaughlin, 4) Steven Tamasi

To withhold authority to vote for any individual nominee(s), check the “withhold” box and write the number assigned to such nominee here:

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.proxyonline.com/docs/croft.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

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